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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) July 26, 1996

          GREENWICH CAPITAL ACCEPTANCE, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1996, providing for the issuance of Greenwich Capital Acceptance, Inc., Mortgage
          Pass-Through Certificates, Series 1996-CHL1).

                   GREENWICH CAPITAL ACCEPTANCE, INC.
         (Exact name of registrant as specified in its charter)
           Delaware                  33-80740                 61199884
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)

      600 Steamboat Road
   Greenwich, Connecticut                                       06830
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  (Address of Principal                                       (Zip Code)
    Executive Offices)

     Registrant's telephone number, including area code (203) 625-2700
                                                        ----- --------

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Item 5.   Other Events
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), Greenwich Capital Acceptance, Inc. (the "Company") will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Company's registration statement (File No. 33-80740). The financial statements will be referred to in the prospectus supplement relating to the Company's Mortgage Pass-Through Certificates, Series 1996-CHL1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand L.L.P.") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit 23.


Filing of Computational Materials.
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     In connection with the proposed offering of Greenwich Capital
Acceptance, Inc. (the "Company") Mortgage Pass-Through Certificates, Series 1996-CHL1, Greenwich Capital Markets, Inc., one of the underwriters, has prepared certain materials (the "Computational Materials") for distribution to the underwriters' potential investors. Although the Company provided Greenwich Capital Markets, Inc. with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials.

     For the purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as
Exhibit 99.



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Item 7.  Financial Statements, Pro Forma Financial
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         Information and Exhibits.
         ------------------------

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith.  The exhibit number corresponds with
 Item 601(b) of Regulation S-K.

     Exhibit No.                   Description
     -----------                   -----------

         23                   Consent of Coopers & Lybrand L.L.P.

         99                   Computational Materials


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL ACCEPTANCE, INC.

                                   By: /s/ BRIAN D. BERNARD
                                      ------------------------
                                      Name:  Brian D. Bernard
                                      Title: Vice President


Dated: July 26, 1996



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                                Exhibit Index
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Exhibit                                                                  Page
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23.  Consent of Coopers & Lybrand L.L.P.                                   6

99.  Computational Materials                                               8

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